UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Claros Mortgage Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CMTG | CLAROS MORTGAGE TRUST

CLAROS MORTGAGE TRUST, INC.
C/O MACK REAL ESTATE CREDIT STRATEGIES, L.P.
60 COLUMBUS CIRCLE, 20TH FLOOR
NEW YORK, NY10023

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Your **Vote** Counts!

CLAROS MORTGAGE TRUST, INC.

2024 Annual Meeting
Vote by June 3, 2024
11:59 PM ET

 You invested in CLAROS MORTGAGE TRUST, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2024.

 Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote Virtually at the Meeting* June 4, 2024 1:00 p.m., Eastern Time
Virtually at:
www.virtualshareholdermeeting.com/CMTG2024

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1. Election of Directors

Nominees:

01) Derrick D. Cephas	04) Richard Mack	07) Andrew Silberstein
02) Mary Haggerty	05) Michael McGillis	08) Vincent Tese
03) Pamela Liebman	06) Steven L. Richman	09) W. Edward Walter III

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024.

3. Advisory vote to approve the compensation of Claros Mortgage Trust, Inc.’s named executive officers, as more fully described in the Proxy Statement.

NOTE: The proxy holders will vote in their discretion with regard to such other business as may properly come before the meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V45059-P04048